UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2011

Solar Park Initiatives, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-143672	80-0189455
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification Number)

100 W. Main Street, Suite 200
Kingstree, SC 29556
 (Address of principal executive offices)

(904) 644-6090
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 18, 2011, Solar Park Initiatives, Inc. (the “Company”) amended its articles of incorporation to increase its authorized shares of common stock from 100,000,000 to 500,000,000 (the “Increase Amendment”).  The Increase Amendment was approved by the board of directors as well as the shareholders holding a majority of the issued and outstanding shares of common stock pursuant to a written consent dated March 16, 2011.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit
Number                      Description

3.1	Certificate of Amendment to the Articles of Incorporation of Solar Park Initiatives, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR ENERGY INITIATIVES, INC.

Date: April 19, 2011	By:	/s/ David J. Surette
Chief Executive Officer